Capital Management - Summary of Capital (Detail) ₨ in Millions, $ in Millions		Mar. 31, 2021 INR (₨)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 INR (₨)	Mar. 31, 2020 USD ($)	Mar. 31, 2019 INR (₨)	Mar. 31, 2018 INR (₨)
Capital management [abstract]
Equity		₨ 734,049	$ 10,036	₨ 681,895		₨ 731,946	₨ 754,177
Cash and cash equivalents	[1]	48,537	664	50,598
Short term investments		281,775	3,853	327,210
Non-current bank deposits	[2]	1,107	15	338
Total cash (a)		326,138	4,459	377,575
Current borrowings (Note 22)		189,600	2,592	212,231
Non-current borrowings (Note 22)		379,622	5,191	367,244
Total debt (b)		569,222	7,783	579,475	$ 7,923	₨ 662,262
Net debt (c=(b-a))		243,084	3,324	201,900
Total capital (equity+net debt) (d)		₨ 977,133	$ 13,360	₨ 883,795
Gearing ratio (c/d)		0.20%	0.20%	0.20%	0.20%

[1]	The constituents of ‘total cash’ for the purpose of capital management disclosure includes only those amounts of restricted funds that are corresponding to liabilities (e.g. margin money deposits). Consequently, restricted funds of ₹ 1,530 million and ₹ 6,352 million ($ 87 million) as at March 31, 2020 and March 31, 2021 respectively have been excluded from ‘total cash’ in the capital management disclosures. Till March 31, 2020 such restricted balance were also included in total cash. (Refer notes 19, 20 and 17).
[2]	Additionally, Non-current bank deposits of ₹ 338 million and ₹ 1,107 million ($ 15 million) as at March 31, 2020 and March 31, 2021 respectively have been included to form part of ‘total cash’ in the capital management disclosures.